Schedule of Investments PIMCO High Income Fund	September 30, 2023 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 132.6% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 28.7%
Amsurg
TBD% due 04/28/2028 «		$21,823	$16,512
16.394% due 04/29/2027		8,885	10,595
AP Core Holdings LLC 10.931% due 09/01/2027		8,266	8,066
Carnival Corp. 7.608% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	2,443	2,595
Diamond Sports Group LLC TBD% - 15.412% due 05/25/2026		$13,889	7,222
Forbes Energy Services LLC TBD% due 12/31/2023 «		967	0
Gateway Casinos & Entertainment Ltd.
13.496% due 10/15/2027		7,327	7,354
13.498% due 10/18/2027	CAD	1,595	1,178
Incora TBD% - 13.917% due 03/01/2024 «		$6,727	6,953
Intelsat Jackson Holdings SA 9.772% due 02/01/2029		3,926	3,923
Lealand Finance Co. BV 8.431% due 06/28/2024 «		105	76
Lealand Finance Co. BV (6.431% Cash and 3.000% PIK) 9.431% due 06/30/2025 (c)		525	292
Market Bidco Ltd. 10.144% due 11/04/2027	GBP	11,739	13,907
MPH Acquisition Holdings LLC 9.916% (LIBOR03M + 4.250%) due 09/01/2028 ~		$7,546	7,131
Oi SA
TBD% - 14.000% due 09/07/2024 µ		5,488	5,488
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		3,485	239
Poseidon Bidco SASU 9.205% - 9.222% (EUR003M + 5.250%) due 07/25/2028 ~	EUR	7,400	7,843
Promotora de Informaciones SA 8.905% (EUR003M + 5.220%) due 12/31/2026 ~		11,663	11,796
Promotora de Informaciones SA (6.655% Cash and 5.000% PIK) 11.655% (EUR003M + 2.970%) due 06/30/2027 «~(c)		763	734
PUG LLC 8.931% due 02/12/2027		$10,406	9,853
Rising Tide Holdings, Inc. 1.000% due 06/01/2026 «		187	180
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026	EUR	16,591	7,928
Syniverse Holdings, Inc. 12.390% due 05/13/2027		$19,639	17,404
Team Health Holdings, Inc. 8.181% (LIBOR01M + 2.750%) due 02/06/2024 ~		15,003	14,692
Telemar Norte Leste SA
1.750% due 02/26/2035		8,442	578
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		10,818	741
U.S. Renal Care, Inc. 10.607% due 06/20/2028		21,492	14,400
Veritas U.S., Inc. 10.431% due 09/01/2025		5,372	4,685
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		3,532	2,649
Windstream Services LLC 11.666% due 09/21/2027		2,626	2,536

Total Loan Participations and Assignments (Cost $212,935)			187,550

CORPORATE BONDS & NOTES 36.5%
BANKING & FINANCE 12.3%
Agps Bondco PLC
4.625% due 01/14/2026 ^(d)	EUR	4,500	1,992
5.000% due 04/27/2027 ^(d)		2,700	986
5.500% due 11/13/2026 ^(d)		700	298
Armor Holdco, Inc. 8.500% due 11/15/2029 (m)		$1,900	1,656
Atlantic Marine Corps Communities LLC 5.383% due 02/15/2048 (m)		4,143	3,014
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	1,400	1,328

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2023 (Unaudited)

2.625% due 04/28/2025		7,492	7,439
7.677% due 01/18/2028 •		1,700	1,609
8.000% due 01/22/2030 •		2,230	2,243
8.500% due 09/10/2030 •		3,500	3,519
10.500% due 07/23/2029		2,067	2,207
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	1,000	255
Barclays PLC
6.224% due 05/09/2034 •(m)		$1,320	1,251
6.490% due 09/13/2029 •		300	298
6.692% due 09/13/2034 •		700	684
7.437% due 11/02/2033 •(m)		2,112	2,171
BOI Finance BV 7.500% due 02/16/2027 (m)	EUR	3,300	2,965
CaixaBank SA 6.840% due 09/13/2034 •(m)		$500	490
CBRE Services, Inc. 5.950% due 08/15/2034 (m)		6,700	6,328
Claveau Re Ltd. 22.696% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		1,038	457
Corsair International Ltd. 8.802% due 01/28/2027 •	EUR	1,000	1,049
Cosaint Re Pte. Ltd. 15.286% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$1,000	870
Credit Suisse AG AT1 Claim ^		600	63
GSPA Monetization Trust 6.422% due 10/09/2029		4,041	3,834
Hestia Re Ltd. 14.946% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		939	916
HSBC Holdings PLC 6.254% due 03/09/2034 •(m)		6,300	6,162
NatWest Group PLC 6.016% due 03/02/2034 •(m)		500	481
Sanders Re Ltd. 17.196% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,545	1,220
Societe Generale SA 6.691% due 01/10/2034 •(m)		1,200	1,166
SVB Financial Group
1.800% due 02/02/2031 ^(d)		1,375	831
2.100% due 05/15/2028 ^(d)		200	125
3.125% due 06/05/2030 ^(d)		200	123
3.500% due 01/29/2025 ^(d)		100	66
4.345% due 04/29/2028 ^(d)		600	386
4.570% due 04/29/2033 ^(d)		1,800	1,138
UBS Group AG 6.442% due 08/11/2028 •(m)		700	700
Uniti Group LP
4.750% due 04/15/2028 (m)		2,800	2,290
6.000% due 01/15/2030 (m)		8,363	5,322
6.500% due 02/15/2029 (m)		3,100	2,034
VICI Properties LP 3.875% due 02/15/2029 (m)		6,900	5,970
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		7,250	3,942
Yosemite Re Ltd. 15.424% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		840	875

			80,753

INDUSTRIALS 20.5%
Altice Financing SA 5.750% due 08/15/2029 (m)		972	798
American Airlines Pass-Through Trust
3.375% due 11/01/2028 (m)		1,321	1,180
3.700% due 04/01/2028		938	857
BAT Capital Corp. 6.343% due 08/02/2030		800	788
Carvana Co. (13.000% PIK) 13.000% due 06/01/2030 (c)		300	234
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)		500	392
CGG SA
7.750% due 04/01/2027	EUR	1,400	1,331
8.750% due 04/01/2027		$7,789	6,977
Citgo Petroleum Corp. 8.375% due 01/15/2029		2,400	2,399
DISH DBS Corp.
5.250% due 12/01/2026 (m)		4,800	4,088
5.750% due 12/01/2028 (m)		7,850	6,049
Exela Intermediate LLC (11.500% PIK) 11.500% due 04/15/2026 (c)		106	19
Ford Motor Co. 7.700% due 05/15/2097 (m)		10,545	10,292
Forward Air Corp. 9.500% due 10/15/2031 (b)		2,400	2,400

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2023 (Unaudited)

General Shopping Investments Ltd. 17.467% due 03/20/2024 ^(d)(j)		2,500	113
HCA, Inc. 7.500% due 11/15/2095 (m)		3,462	3,632
Incora 1.000% due 11/15/2026 ^(d)		162	147
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (m)		16,312	14,507
Inter Media & Communication SpA 6.750% due 02/09/2027 (m)	EUR	3,300	3,350
LifePoint Health, Inc. 11.000% due 10/15/2030 (b)		$900	900
Market Bidco Finco PLC 4.750% due 11/04/2027	EUR	900	823
New Albertsons LP 6.570% due 02/23/2028 (m)		$4,021	3,857
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (m)		8,700	7,508
Odebrecht Oil & Gas Finance Ltd. 0.000% due 10/30/2023 (g)(j)		3,371	80
Petroleos Mexicanos 6.750% due 09/21/2047 (m)		1,098	652
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (m)		1,604	1,486
Santos Finance Ltd. 6.875% due 09/19/2033		500	490
Sitio Royalties Operating Partnership LP 7.875% due 11/01/2028 (b)		1,100	1,103
Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		2,070	1,871
5.750% due 09/30/2039 (m)		6,819	6,309
Transocean Aquila Ltd. 8.000% due 09/30/2028 (b)		600	600
U.S. Renal Care, Inc. 10.625% due 06/28/2028		1,001	671
Valaris Ltd. 8.375% due 04/30/2030 (m)		1,868	1,871
Vale SA 1.641% due 12/29/2049 ~(j)	BRL	120,000	7,464
Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029		$1,200	1,011
3.875% due 11/01/2033		200	156
4.125% due 08/15/2031		600	493
Venture Global LNG, Inc.
8.125% due 06/01/2028		100	99
8.375% due 06/01/2031		400	395
Veritas U.S., Inc. 7.500% due 09/01/2025 (m)		4,280	3,583
Wesco Aircraft Holdings, Inc. 10.500% due 11/15/2026 ^(d)		662	602
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^(c)(d)		27,010	24,579
Windstream Escrow LLC 7.750% due 08/15/2028 (m)		9,423	7,502

			133,658

UTILITIES 3.7%
FORESEA Holding SA 7.500% due 06/15/2030		3,000	2,824
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030		5,130	3,023
NGD Holdings BV 6.750% due 12/31/2026		846	609
Oi SA 10.000% due 07/27/2025 ^(d)		20,600	1,410
Pacific Gas & Electric Co.
4.000% due 12/01/2046 (m)		600	382
4.200% due 03/01/2029 (m)		2,000	1,770
4.250% due 03/15/2046 (m)		1,150	762
4.450% due 04/15/2042 (m)		1,203	861
4.750% due 02/15/2044 (m)		5,076	3,757
Peru LNG SRL 5.375% due 03/22/2030		8,700	6,839
Vistra Operations Co. LLC 6.950% due 10/15/2033		1,800	1,768

			24,005

Total Corporate Bonds & Notes (Cost $287,282)			238,416

CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
DISH Network Corp. 3.375% due 08/15/2026		5,100	3,091

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2023 (Unaudited)

Total Convertible Bonds & Notes (Cost $5,100)		3,091

MUNICIPAL BONDS & NOTES 5.4%
DISTRICT OF COLUMBIA 1.6%
District of Columbia Revenue Bonds, Series 2011 7.625% due 10/01/2035	9,740	10,314

MICHIGAN 0.2%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044	1,700	1,198

PUERTO RICO 1.6%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,631	848
0.000% due 11/01/2051	22,636	9,786

		10,634

TEXAS 1.2%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013 7.250% due 08/15/2043	7,390	7,757

WEST VIRGINIA 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)	66,200	5,225

Total Municipal Bonds & Notes (Cost $35,549)		35,128

U.S. GOVERNMENT AGENCIES 2.1%
Fannie Mae
0.671% due 07/25/2050 •(a)(m)	3,215	262
3.500% due 09/25/2027 (a)	64	3
4.000% due 06/25/2050 (a)(m)	2,035	369
10.000% due 01/25/2034 •(m)	135	141
Freddie Mac
0.671% due 06/25/2050 •(a)(m)	3,456	291
0.672% due 07/15/2035 •(a)	446	21
0.772% due 02/15/2042 •(a)	654	29
1.712% due 08/15/2036 •(a)	250	25
2.144% due 05/15/2033 •	21	19
5.000% due 06/15/2033 ~(a)	519	69
6.156% due 11/25/2055 «~	13,149	7,658
14.629% due 10/25/2027 •	4,294	4,651
Ginnie Mae
3.500% due 06/20/2042 (a)	36	5
3.500% due 03/20/2043 (a)(m)	472	91
4.500% due 07/20/2042 (a)	80	10
5.000% due 09/20/2042 (a)	140	21
Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2053	100	83

Total U.S. Government Agencies (Cost $16,239)		13,748

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.2%
Adjustable Rate Mortgage Trust 5.774% due 05/25/2036 •	3,059	1,212
Banc of America Alternative Loan Trust
0.166% due 06/25/2046 ^•(a)	2,485	75
1.206% due 06/25/2037 ^•(a)	2,078	133
5.794% due 06/25/2037 •	1,914	1,414
Banc of America Funding Trust
6.000% due 07/25/2037 ^	275	216
6.250% due 10/26/2036	3,984	1,632
Banc of America Mortgage Trust 3.891% due 02/25/2036 ^~	5	5
BCAP LLC Trust
4.534% due 03/26/2037 þ	1,170	1,647
6.000% due 05/26/2037 ~	4,218	1,759
Bear Stearns Adjustable Rate Mortgage Trust 3.664% due 11/25/2034 «~	1	1
Benchmark Mortgage Trust 3.555% due 08/15/2052 ~	1,500	1,223
BWAY Mortgage Trust 2.917% due 01/10/2035	4,444	2,889
CALI Mortgage Trust 3.957% due 03/10/2039	3,600	2,751
CD Mortgage Trust 5.688% due 10/15/2048	129	112
Chase Mortgage Finance Trust
4.028% due 12/25/2035 ^«~	7	7
4.376% due 09/25/2036 ^~	38	32

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2023 (Unaudited)

Citigroup Commercial Mortgage Trust 5.617% due 12/10/2049 ~		1,808	1,230
Citigroup Mortgage Loan Trust
4.388% due 07/25/2037 ^~		35	30
4.887% due 11/25/2035 ~		9,560	5,307
6.500% due 09/25/2036		2,242	1,233
Colony Mortgage Capital Ltd. 7.468% due 11/15/2038 •		1,700	1,573
Commercial Mortgage Loan Trust 6.809% due 12/10/2049 ~		2,023	269
Countrywide Alternative Loan Trust
0.000% due 04/25/2035 •(a)		1,920	28
3.964% due 02/25/2037 ^~		82	71
5.934% due 12/25/2046 •		1,573	1,282
6.000% due 02/25/2037 ^		4,015	1,635
6.250% due 12/25/2036 ^•		2,132	954
6.500% due 06/25/2036 ^		605	290
Countrywide Home Loan Mortgage Pass-Through Trust
0.000% due 12/25/2036 •(a)		1,652	53
3.965% due 09/20/2036 ^~		213	183
4.163% due 09/25/2047 ^~		15	13
Credit Suisse First Boston Mortgage Securities Corp. 6.000% due 01/25/2036 ^		1,262	757
Credit Suisse Mortgage Capital Trust 3.431% due 11/10/2032		1,200	988
DBGS Mortgage Trust 7.747% due 10/15/2036 •		2,760	1,687
Eurosail PLC
6.688% due 06/13/2045 •	GBP	3,347	3,049
9.338% due 06/13/2045 •		988	987
GS Mortgage Securities Corp. Trust 8.733% due 08/15/2039 •		$1,200	1,200
HarborView Mortgage Loan Trust
3.717% due 08/19/2036 ^«~		94	80
4.685% due 08/19/2036 ^«~		3	3
Hilton USA Trust 2.828% due 11/05/2035		900	716
IM Pastor Fondo de Titluzacion Hipotecaria 4.074% due 03/22/2043 •	EUR	2,388	2,194
Jackson Park Trust 3.350% due 10/14/2039 ~		$1,811	1,274
JP Morgan Alternative Loan Trust 3.970% due 03/25/2037 ^~		2,675	2,406
JP Morgan Mortgage Trust
1.186% due 01/25/2037 ^•(a)		13,210	1,671
3.741% due 07/27/2037 ~		3,908	2,663
Lehman XS Trust 5.874% due 06/25/2047 •		1,337	1,175
Natixis Commercial Mortgage Securities Trust 3.917% due 11/15/2032 ~		3,340	2,626
New Orleans Hotel Trust 6.969% due 04/15/2032 •		1,000	941
Nomura Asset Acceptance Corp. Alternative Loan Trust 4.281% due 04/25/2036 ^~		2,735	2,329
Nomura Resecuritization Trust 3.814% due 07/26/2035 ~		4,252	3,559
Residential Asset Securitization Trust
5.834% due 01/25/2046 ^•		167	49
6.250% due 09/25/2037 ^		4,519	1,852
6.500% due 08/25/2036 ^		787	223
SG Commercial Mortgage Securities Trust 2.937% due 03/15/2037		1,400	1,265
Stratton Mortgage Funding PLC
8.159% due 07/20/2060 •	GBP	4,100	4,963
8.409% due 07/20/2060 •		5,000	6,042
Structured Adjustable Rate Mortgage Loan Trust
4.196% due 04/25/2047 ~		$264	124
4.494% due 01/25/2036 ^~		96	50
Structured Asset Mortgage Investments Trust 5.814% due 07/25/2046 ^•		4,794	3,578
WaMu Mortgage Pass-Through Certificates Trust 3.318% due 05/25/2037 ^~		61	47
Washington Mutual Mortgage Pass-Through Certificates Trust
1.246% due 04/25/2037 •(a)		7,010	844
6.500% due 03/25/2036 ^		4,167	2,869
WSTN Trust
7.958% due 07/05/2037 ~		1,600	1,588
8.748% due 07/05/2037 ~		1,600	1,588
10.174% due 07/05/2037 ~		1,300	1,295

Total Non-Agency Mortgage-Backed Securities (Cost $98,172)			85,941

ASSET-BACKED SECURITIES 8.6%
ACE Securities Corp. Home Equity Loan Trust 5.714% due 07/25/2036 •		1,588	1,223

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2023 (Unaudited)

Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	2,150	1,376
Belle Haven ABS CDO Ltd. 5.780% due 07/05/2046 •		$185,947	19
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	198
0.000% due 01/25/2032 ~		2,200	856
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$4,200	1,515
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	887
0.000% due 10/22/2031 ~		3,000	588
Cork Street CLO DAC 0.000% due 11/27/2028 ~	EUR	700	132
Countrywide Asset-Backed Certificates Trust 5.839% due 09/25/2046 •		$12,484	9,500
CVC Cordatus Loan Fund DAC 0.000% due 04/15/2032 ~	EUR	2,500	706
Duke Funding Ltd. 6.271% due 08/07/2033 •		$13,523	123
First Franklin Mortgage Loan Trust 6.304% due 06/25/2036 •		3,054	2,640
Glacier Funding CDO Ltd. 5.901% due 08/04/2035 •		6,310	764
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		7,503	437
Long Beach Mortgage Loan Trust 5.814% due 02/25/2036 •		975	779
Man GLG Euro CLO DAC 0.000% due 10/15/2030 ~	EUR	4,150	473
Marlette Funding Trust
0.000% due 12/15/2028 «(g)		$24	369
0.000% due 04/16/2029 «(g)		7	162
0.000% due 07/16/2029 «(g)		10	465
Merrill Lynch Mortgage Investors Trust 5.754% due 04/25/2037 •		616	294
Morgan Stanley Mortgage Loan Trust
6.465% due 09/25/2046 ^þ		6,102	1,957
7.154% due 11/25/2036 ^•		667	243
Pagaya AI Debt Selection Trust 8.491% due 06/16/2031		2,700	2,707
People's Financial Realty Mortgage Securities Trust 5.594% due 09/25/2036 •		19,857	3,898
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^þ		6,438	2,738
7.238% due 09/25/2037 ^þ		5,570	2,368
Segovia European CLO DAC 0.000% due 04/15/2035 ~	EUR	1,100	561
Sherwood Funding CDO Ltd. 5.803% due 11/06/2039 •		$31,208	7,001
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		2	346
SMB Private Education Loan Trust 0.000% due 10/15/2048 «(g)		5	1,379
South Coast Funding Ltd. 6.227% due 08/10/2038 •		24,720	1,697
Specialty Underwriting & Residential Finance Trust 6.409% due 06/25/2036 •		8,070	5,198
Truman Capital Mortgage Loan Trust 9.559% due 01/25/2034 •		2,613	2,513
Washington Mutual Asset-Backed Certificates Trust 5.734% due 05/25/2036 •		141	106

Total Asset-Backed Securities (Cost $134,163)			56,218

SOVEREIGN ISSUES 3.0%
Argentina Government International Bond
0.750% due 07/09/2030 þ		9,019	2,239
1.000% due 07/09/2029		163	45
3.500% due 07/09/2041 þ		9,486	2,462
3.625% due 07/09/2035 þ		8,535	2,041
3.625% due 07/09/2046 þ		115	29
4.250% due 01/09/2038 þ		1,326	390
15.500% due 10/17/2026	ARS	38,100	9
Autonomous City of Buenos Aires
115.688% (BADLARPP + 3.750%) due 02/22/2028 ~		34,626	44
116.492% (BADLARPP + 3.250%) due 03/29/2024 ~		47,730	65
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	158,800	2,924
13.000% due 01/30/2026		163,300	3,014
Dominican Republic International Bond
11.250% due 09/15/2035		87,600	1,587
13.625% due 02/03/2033		19,300	401
Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		$600	268
7.875% due 02/11/2035 ^(d)		600	269

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2023 (Unaudited)

8.750% due 03/11/2061 ^(d)		200	86
Provincia de Buenos Aires 105.742% due 04/12/2025	ARS	270,895	311
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	55	55
3.900% due 01/30/2033		122	126
4.000% due 01/30/2037		96	96
4.200% due 01/30/2042		119	118
Romania Government International Bond
5.500% due 09/18/2028		1,100	1,154
6.375% due 09/18/2033		1,100	1,146
Ukraine Government International Bond 4.375% due 01/27/2032 ^(d)		1,471	373
Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$34	3
9.250% due 09/15/2027 ^(d)		452	46

Total Sovereign Issues (Cost $34,362)			19,301

		SHARES
COMMON STOCKS 6.7%
COMMUNICATION SERVICES 0.4%
Clear Channel Outdoor Holdings, Inc. (e)		754,306	1,192
iHeartMedia, Inc. 'A' (e)		178,528	564
iHeartMedia, Inc. 'B' «(e)		138,545	394
Promotora de Informaciones SA (e)		282,619	109

			2,259

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(e)(k)		27,368,630	0

ENERGY 0.0%
Axis Energy Services 'A' «(k)		6,207	203

FINANCIALS 1.3%
Banca Monte dei Paschi di Siena SpA (e)		886,500	2,263
Intelsat Emergence SA «(e)(k)		222,366	5,962

			8,225

INDUSTRIALS 3.4%
Drillco Holding Lux SA «(e)		70,121	1,841
Drillco Holding Lux SA «(e)(k)		170,549	4,477
Neiman Marcus Group Ltd. LLC «(e)(k)		90,604	12,319
Syniverse Holdings, Inc. «(k)		2,479,074	2,244
Voyager Aviation Holdings LLC «(e)		1,009	0
Westmoreland Mining Holdings «(e)(k)		87,552	1,007
Westmoreland Mining LLC «(e)(k)		88,323	574

			22,462

UTILITIES 1.6%
West Marine New «(e)(k)		3,250	34
Windstream Units «(e)		537,548	10,698

			10,732

Total Common Stocks (Cost $44,716)			43,881

RIGHTS 0.1%
INDUSTRIALS 0.1%
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «(e)		23,339	218

Total Rights (Cost $0)			218

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		250	1

INDUSTRIALS 0.0%
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «		23,279	215

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2023 (Unaudited)

Total Warrants (Cost $8,992)			216

PREFERRED SECURITIES 5.1%
BANKING & FINANCE 5.1%
AGFC Capital Trust 7.320% (US0003M + 1.750%) due 01/15/2067 ~(m)		27,410,000	14,508
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(j)		70,000	60
Compeer Financial ACA 4.875% due 08/15/2026 •(j)		2,100,000	1,901
OCP CLO Ltd. 0.000% due 04/26/2028 (g)		8,700	4,547
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(j)		12,699,000	12,371
SVB Financial Group
4.000% due 05/15/2026 ^(d)(j)		200,000	8
4.250% due 11/15/2026 ^(d)(j)		100,000	4
4.700% due 11/15/2031 ^(d)(j)		188,000	7

			33,406

INDUSTRIALS 0.0%
Voyager Aviation Holdings LLC 9.500% «		6,055	0

Total Preferred Securities (Cost $39,957)			33,406

REAL ESTATE INVESTMENT TRUSTS 0.6%
REAL ESTATE 0.6%
CBL & Associates Properties, Inc.		14,084	295
Uniti Group, Inc.		193,839	915
VICI Properties, Inc.		95,221	2,771

Total Real Estate Investment Trusts (Cost $1,709)			3,981

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 22.1%
REPURCHASE AGREEMENTS (l) 22.0%			143,854

ARGENTINA TREASURY BILLS 0.0%
63.282% due 10/18/2023 - 11/23/2023 (f)(g)(i)	ARS	139,038	190

U.S. TREASURY BILLS 0.1%
5.360% due 10/05/2023 (g)(h)		$365	365

Total Short-Term Instruments (Cost $144,478)			144,409

Total Investments in Securities (Cost $1,063,654)			865,504

Total Investments 132.6% (Cost $1,063,654)			$865,504
Financial Derivative Instruments (n)(o) 0.5%(Cost or Premiums, net $46,019)			3,261
Auction-Rate Preferred Shares (6.7)%			(43,525)
Other Assets and Liabilities, net (26.4)%			(172,491)

Net Assets Applicable to Common Shareholders 100.0%			$652,749

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2023 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^							Security is in default.
«							Security valued using significant unobservable inputs (Level 3).
µ							All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ							Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)							Security is an Interest Only ("IO") or IO Strip.
(b)							When-issued security.
(c)							Payment in-kind security.
(d)							Security is not accruing income as of the date of this report.
(e)							Security did not produce income within the last twelve months.
(f)							Coupon represents a weighted average yield to maturity.
(g)							Zero coupon security.
(h)							Coupon represents a yield to maturity.
(i)							Principal amount of security is adjusted for inflation.
(j)							Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)							RESTRICTED SECURITIES:
Issuer Description					Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Axis Energy Services 'A'					07/01/2021	$91	$203	0.03%
Drillco Holding Lux SA					06/08/2023	3,411	4,477	0.69
Intelsat Emergence SA					06/19/2017 - 07/03/2023	15,920	5,962	0.91
Neiman Marcus Group Ltd. LLC					09/25/2020	2,918	12,319	1.89
Steinhoff International Holdings NV					06/30/2023	0	0	0.00
Syniverse Holdings, Inc.					05/12/2022 - 05/31/2023	2,436	2,244	0.34
West Marine New					09/12/2023	47	34	0.01
Westmoreland Mining Holdings					07/11/2016 - 10/19/2016	2,140	1,007	0.15
Westmoreland Mining LLC					06/30/2023	585	574	0.09

						$27,548	$26,820	4.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(l)							REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

BPS	5.330%	10/02/2023	10/03/2023	$60,300	U.S. Treasury Notes 1.875% due 02/28/2029	$(61,571)	$60,300	$60,300
	5.330	09/29/2023	10/02/2023	70,000	U.S. Treasury Notes 1.375% due 10/31/2028	(71,516)	70,000	70,031
FICC	2.600	09/29/2023	10/02/2023	2,154	U.S. Treasury Notes 5.000% due 08/31/2025	(2,197)	2,154	2,154
	5.310	09/29/2023	10/02/2023	11,400	U.S. Treasury Inflation Protected Securities 1.375% due 07/15/2033	(11,628)	11,400	11,405

Total Repurchase Agreements						$(146,912)	$143,854	$143,890

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2023 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BMO	5.660%	09/22/2023	11/20/2023	$(12,222)	$(12,241)
BOS	5.810	07/11/2023	10/10/2023	(4,333)	(4,391)
BPS	4.255	09/22/2023	12/22/2023	EUR	(3,022)	(3,199)
6.010	09/18/2023	03/14/2024	$(25,392)	(25,452)
BYR	5.940	09/20/2023	11/20/2023	(4,454)	(4,463)
CDC	5.880	07/28/2023	01/24/2024	(4,050)	(4,093)
5.880	10/02/2023	01/24/2024	(479)	(479)
6.010	09/07/2023	01/08/2024	(12,411)	(12,463)
6.010	09/15/2023	01/12/2024	(26,086)	(26,159)
6.130	07/28/2023	01/24/2024	(2,013)	(2,036)
RCY	6.110	09/15/2023	03/18/2024	(1,027)	(1,030)
SOG	5.620	04/12/2023	10/12/2023	(5,482)	(5,630)
5.830	08/03/2023	10/11/2023	(3,175)	(3,205)
5.880	08/03/2023	10/24/2023	(1,058)	(1,069)
5.950	08/02/2023	12/04/2023	(1,921)	(1,941)
5.950	08/03/2023	12/04/2023	(4,022)	(4,062)
5.950	08/08/2023	12/04/2023	(1,310)	(1,322)
6.070	08/17/2023	02/20/2024	(1,326)	(1,337)
TDM	5.650	07/28/2023	TBD(3)	(3,521)	(3,557)
5.720	09/22/2023	11/24/2023	(7,097)	(7,108)
UBS	4.275	09/22/2023	12/22/2023	EUR	(2,516)	(2,663)
6.070	08/28/2023	02/26/2024	$(4,598)	(4,625)

Total Reverse Repurchase Agreements	$(132,525)

(m)	Securities with an aggregate market value of $145,799 and cash of $1,769 have been pledged as collateral under the terms of master agreements as of September 30, 2023.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2023 was $(84,598) at a weighted average interest rate of 5.650%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	3.735%	EUR	900	$63	$(32)	$31	$0	$(7)

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	13,400	$1,297	$2,979	$4,276	$56	$0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	6,900	768	845	1,613	31	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	2,700	(7)	1,880	1,873	27	0
Receive	1-Day USD-SOFR Compounded-OIS	0.250	Semi-Annual	06/16/2024	$14,250	13	563	576	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2024	1,900	(8)	47	39	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.400	Semi-Annual	12/18/2024	72,000	(99)	4,634	4,535	26	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	27,200	(2)	746	744	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024	370,800	(16,297)	(7,112)	(23,409)	0	(78)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	13,700	1	377	378	0	(2)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	2,200	1	99	100	0	(1)

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2023 (Unaudited)

Receive	1-Day USD-SOFR Compounded-OIS	0.850	Semi-Annual	02/01/2027		43,700	253	5,443	5,696	0	(19)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		112,200	(2,687)	(8,955)	(11,642)	87	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		23,400	(313)	(955)	(1,268)	28	0
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		27,135	(8)	4,016	4,008	0	(26)
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		89,500	784	(2,987)	(2,203)	131	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		79,200	1,112	(7,581)	(6,469)	96	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		53,300	(5,501)	(2,434)	(7,935)	62	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		127	0	28	28	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		7,300	427	1,389	1,816	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	02/09/2032		139,800	492	31,498	31,990	0	(201)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		87,000	4,224	15,774	19,998	0	(123)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		59,500	2,570	8,879	11,449	0	(90)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		395,600	59,600	(113,284)	(53,684)	1,352	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		35,600	(247)	13,816	13,569	0	(106)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		55,100	(135)	23,303	23,168	0	(156)
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		42,480	(165)	17,126	16,961	0	(123)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051		29,200	2,061	(13,264)	(11,203)	92	0
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		223,450	(4,208)	102,245	98,037	0	(662)
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		9,700	916	1,238	2,154	0	(39)
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024	EUR	25,600	4	995	999	8	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		65,500	66	(9,234)	(9,168)	32	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		24,100	(1,059)	6,168	5,109	0	(3)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,200	290	522	812	2	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		18,200	76	6,372	6,448	0	(32)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		7,700	1,317	(5,206)	(3,889)	16	0
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		26,400	424	1,548	1,972	0	(81)

							$45,960	$81,518	$127,478	$2,052	$(1,755)

Total Swap Agreements							$46,023	$81,486	$127,509	$2,052	$(1,762)

Cash of $15,904 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2023.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability

BOA		10/2023		GBP	609		$756		$13		$0
BPS		10/2023		EUR	2,167		2,313		22		0
		10/2023			$87,154		EUR	82,247	2		(201)

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2023 (Unaudited)

11/2023	CAD	1,283	$958	12	0
11/2023	EUR	82,613	87,652	202	0
CBK	10/2023	BRL	3,532	705	3	0
10/2023	GBP	9,429	11,766	261	0
10/2023	$728	BRL	3,532	0	(25)
11/2023	BRL	3,540	$726	25	0
11/2023	CAD	87	65	1	0
11/2023	PEN	877	236	5	0
GLM	11/2023	DOP	25,259	443	0	0
11/2023	$708	BRL	3,552	0	(5)
01/2024	DOP	185,401	$3,255	35	0
02/2024	47,145	819	2	0
MBC	10/2023	EUR	82,143	88,797	1,951	0
10/2023	GBP	14,466	18,198	548	0
10/2023	$2,339	EUR	2,156	0	(59)
MYI	10/2023	342	322	0	(2)
RBC	11/2023	CAD	10	$7	0	0
SCX	11/2023	$441	EUR	415	0	(1)
SSB	10/2023	BRL	3,532	$726	24	0
TOR	10/2023	$29,768	GBP	24,504	130	0
11/2023	CAD	38	$28	0	0
11/2023	GBP	24,504	29,773	0	(130)

Total Forward Foreign Currency Contracts	$3,236	$(423)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES – SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.033%	$3,300	$0	$148	$148	$0
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	2.061	EUR	200	(4)	14	10	0

Total Swap Agreements	$(4)	$162	$158	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2023

Investments in Securities, at Value
Loan Participations and Assignments	$0	$163,095	$24,455	$187,550
Corporate Bonds & Notes
Banking & Finance	0	76,811	3,942	80,753
Industrials	900	132,758	0	133,658
Utilities	0	24,005	0	24,005
Convertible Bonds & Notes
Industrials	0	3,091	0	3,091
Municipal Bonds & Notes
District of Columbia	0	10,314	0	10,314
Michigan	0	1,198	0	1,198
Puerto Rico	0	10,634	0	10,634
Texas	0	7,757	0	7,757
West Virginia	0	5,225	0	5,225
U.S. Government Agencies	0	6,090	7,658	13,748
Non-Agency Mortgage-Backed Securities	0	85,850	91	85,941
Asset-Backed Securities	0	53,497	2,721	56,218
Sovereign Issues	0	19,301	0	19,301
Common Stocks
Communication Services	1,865	0	394	2,259
Energy	0	0	203	203
Financials	2,263	0	5,962	8,225
Industrials	0	0	22,462	22,462
Utilities	0	0	10,732	10,732

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2023 (Unaudited)

Rights
Industrials					0		0	218	218
Warrants
Financials					0		0	1	1
Industrials					0		0	215	215
Preferred Securities
Banking & Finance					0		33,406	0	33,406
Real Estate Investment Trusts
Real Estate					3,981		0	0	3,981
Short-Term Instruments
Repurchase Agreements					0		143,854	0	143,854
Argentina Treasury Bills					0		190	0	190
U.S. Treasury Bills					0		365	0	365

Total Investments					$9,009		$777,441	$79,054	$865,504

Financial Derivative Instruments – Assets
Exchange-traded or centrally cleared					0		2,052	0	2,052
Over the counter					0		3,246	148	3,394

					$0		$5,298	$148	$5,446
Financial Derivative Instruments – Liabilities
Exchange-traded or centrally cleared					0		(1,762)	0	(1,762)
Over the counter					0		(423)	0	(423)

					$0		$(2,185)	$0	$(2,185)

Total Financial Derivative Instruments					$0		$3,113	$148	$3,261

Totals					$9,009		$780,554	$79,202	$868,765

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2023:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2023 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$49,954	$199	$(7,245)	$337	$46	$(3,141)	$76	$(15,771)	$24,455	$950
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	3,942	0	3,942	0
Utilities(3)	2,651	0	0	6	0	167	0	(2,824)	0	0
U.S. Government Agencies	7,605	0	(33)	8	11	67	0	0	7,658	64
Non-Agency Mortgage-Backed Securities	98	0	(7)	0	1	(1)	0	0	91	(1)
Asset-Backed Securities	3,905	4,835	0	7	0	(828)	0	(5,198)	2,721	(878)
Common Stocks
Communication Services	454	0	0	0	0	(60)	0	0	394	(60)
Energy	186	0	0	0	0	17	0	0	203	17
Financials	5,103	0	0	0	0	859	0	0	5,962	859
Industrials	22,347	0	0	0	0	115	0	0	22,462	814
Utilities	0	4,502	0	0	0	6,230	0	0	10,732	6,230
Rights
Industrials	110	0	0	0	0	108	0	0	218	108
Warrants
Financials	0	0	0	0	0	1	0	0	1	0
Industrials(4)	169	0	0	0	0	46	0	0	215	47
Information Technology	8,230	0	(4,455)	0	0	(3,775)	0	0	0	0
Preferred Securities
Industrials	1,460	0	0	0	0	(1,460)	0	0	0	(1,460)

	$102,272	$9,536	$(11,740)	$358	$58	$(1,655)	$4,018	$(23,793)	$79,054	$6,690
Financial Derivative Instruments - Assets
Over the counter	$142	$40	$0	$0	$0	$(34)	$0	$0	$148	$6

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2023 (Unaudited)

Totals	$102,414	$9,576	$(11,740)	$358	$58	$(1,689)	$4,018	$(23,793)	$79,202	$6,696

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 09/30/2023	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$16,512	Comparable Companies	EBITDA Multiple	X/X	11.000/10.000	—
7,133	Discounted Cash Flow	Discount Rate	16.970-26.560	26.318
810	Third Party Vendor	Broker Quote	72.500-91.000	89.257
Corporate Bonds & Notes
Banking & Finance	3,942	Expected Recovery	Recovery Rate	54.375	—
U.S. Government Agencies	7,658	Discounted Cash Flow	Discount Rate	13.000	—
Non-Agency Mortgage-Backed Securities	91	Fair Valuation of Odd Lot Positions	Adjustment Factor	2.500	—
Asset-Backed Securities	2,721	Discounted Cash Flow	Discount Rate	10.000-20.000	12.287
Common Stocks
Communication Services	394	Reference Instrument	Stock Price w/Liquidity Discount	10.000	—
Energy	203	Comparable Companies	EBITDA Multiple	X	3.740	—
Financials	5,962	Indicative Market Quotation/Comparable Companies	Broker Quote/EBITDA Multiple	$/X	22.500/4.000	—
Industrials	12,320	Comparable Multiple/Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate	X/X/%	0.530/5.780/10.500	—
2,244	Discounted Cash Flow	Discount Rate	15.620	—
7,898	Indicative Market Quotation	Broker Quote	$6.500-26.250	22.934
Utilities	10,698	Comparable Companies	EBITDA Multiple	X	5.000	—
34	Comparable Companies	Revenue Multiple	X/X	0.550/0.550
Rights
Industrials	218	Discounted Cash Flow	Discount Rate	2.750	—
Warrants
Industrials	1	Option Pricing	Volatility	40.000	—
215	Discounted Cash Flow	Discount Rate	2.750
Financial Derivative Instruments - Assets
Over the counter	148	Indicative Market Quotation	Broker Quote	3.271	—

Total	$79,202

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Banking & Finance to Utilities since prior fiscal year end.
(4)	Sector type updated from Financials to Industrials since prior fiscal year end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Notes to Financial Statements (Cont.)

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BMO	BMO Capital Markets Corporation	DUB	Deutsche Bank AG	RCY	Royal Bank of Canada
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
BYR	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC	TOR	The Toronto-Dominion Bank
CDC	Natixis Securities Americas LLC	RBC	Royal Bank of Canada	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	DOP	Dominican Peso	PEN	Peruvian New Sol
BRL	Brazilian Real	EUR	Euro	USD (or $)	United States Dollar
CAD	Canadian Dollar	GBP	British Pound

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate
EUR001M	1 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company	PIK	Payment-in-Kind